STI CLASSIC FUNDS

                     SUPPLEMENT DATED MARCH 14, 2002 TO THE
                EQUITY FUNDS-FLEX AND INVESTOR SHARES PROSPECTUS
                DATED OCTOBER 1, 2001 AND ANY SUPPLEMENTS THERETO


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

Under the heading "How to Exchange Your Shares," the following paragraph has been added:

INTERNATIONAL EQUITY AND INTERNATIONAL EQUITY INDEX FUNDS ONLY. Investor Class shares acquired via purchase or exchange of either the International Equity Fund or the International Equity Index Fund may not be exchanged for shares of any other STI Classic Fund within thirty (30) days of purchase or exchange into the Fund. Of course, you may your redeem shares of any STI Classic Fund at any time.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.











                                                                 STI-SU-006-0100


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Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC  20004



March 14, 2002


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Judiciary Plaza
Washington, DC  20549

Re:  STI Classic Funds (File Nos. 33-045671 and 811-06557)
     FILING PURSUANT TO RULE 497(E)

Ladies and Gentlemen:

On behalf of our client, STI Classic Funds (the "Trust"), we are filing, pursuant to Rule 497(e) under the Securities Act of 1933 (the "Securities Act"), a supplement dated March 14, 2002 to the Equity Funds-Flex and Investor Shares Prospectus dated October 1, 2001. The supplement is being filed to reflect new information regarding the International Equity and International Equity Index Funds.

If you have any questions regarding these materials, please do not hesitate to contact the undersigned at (202) 739-5808 or Kathleen M. Macpeak at (202) 739-5957.

Sincerely,

/s/Sarah T. Swain

Sarah T. Swain
Investment Management Analyst